UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 15, 2008

DSP GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-23006	94-2683643
(Commission File Number)	(I.R.S. Employer Identification No.)

2580 North First Street, Suite 460 San Jose, CA	95131
(Address of Principal Executive Offices)	(Zip Code)

408/986-4300

(Registrant’s Telephone Number, Including Area Code)

With a copy to:

Bruce Alan Mann, Esq.

Morrison & Foerster LLP

425 Market Street

San Francisco, CA 94105

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;

APPOINTMENT OF PRINCIPAL OFFICERS

On February 15, 2008, Avigdor Willenz was nominated to the board of directors (the “Board”) of DSP Group, Inc. (the “Company”) as a Class III director to serve until the Company’s annual meeting of stockholders in 2009. Concurrent with Mr. Willenz’s appointment to the Board, he also was appointed to the Nominations and Corporate Governance Committee of the Board.

Mr. Willenz, age 51, served as Chief Executive Officer and Chairman of the board of directors of Galileo Technology Ltd. from 1992 until 2001. He served as a director in Marvell(R) Technology Group Ltd. from 2001 to 2002 following the merger of Galileo Technology with Marvell. From 1988 to 1992, Mr. Willenz was Corporate Product Definition Manager/Chief Engineer for Integrated Device Technology (IDT). Mr. Willenz currently serves as a member of the board of directors of Wintegra, Inc. and Pixer Ltd. Mr. Willenz previously served as a member of the board of directors of Radware Ltd. Mr. Willenz holds a B.Sc.E.E. from Technion, Israel Institute of Technology.

There are no related party transactions exceeding $120,000 between Mr.Willenz and the Company in which Mr. Willenz has a material interest.

In connection with the appointment of Mr. Willenz and pursuant to the Company’s 1993 Director Stock Option Plan, Mr. Willenz was granted a stock option to purchase 30,000 shares of the Company’s common stock at an exercise price of $11.76 per share, the closing price of the Company’s common stock on the grant date. The options will vest in three equal installments beginning on February 15, 2009.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 15, 2008, the Board approved an amendment to the Company’s bylaws, effective as of the same date, to increase the exact number of members of the Board from seven to eight. The authorized number of directors remains not less than five or more than nine.

The foregoing description of the amendment to the Company’s bylaws is qualified in its entirety by reference to the complete text of the bylaws, as amended and restated, which are attached as Exhibit 3.1 to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

d. Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of DSP Group, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DSP GROUP, INC.

Date: February 20, 2008	By:	/s/ Dror Levy
Dror Levy Vice President, Finance, Chief Financial Officer and Secretary

4